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                                                                    EXHIBIT 10.3

                                                       FORM OF WARRANT AGREEMENT
                                                          ISSUED TO DAWSON GROUP

VOID AFTER 5:00 P.M. NEW YORK CITY
TIME ON MARCH 31, 2002

THIS WARRANT CERTIFICATE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITITES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR ANY SUCH OFFER, SALE OR TRANSFER IS MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                          Right to Purchase __________ Shares of
                                          Common Stock, par value $.01 per share

Date: March 31, 2000

                       FASTCOMM COMMUNICATIONS CORPORATION
                       STOCK PURCHASE WARRANT CERTIFICATE

            THIS CERTIFIES THAT, for value received, _______________________________("Holder") is entitled to purchase from FASTCOMM COMMUNICATIONS CORPORATION, a Virginia corporation (the "COMPANY"), at any time during the period specified in Section 2 hereof, ___________________________________________________ (________________) fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK" or "WARRANT SHARES"), at an exercise price per share (the "EXERCISE PRICE") of $7.30 per share. The term "WARRANTS" means this Warrant and the other warrants of the Company issued in connection with the satisfaction of certain indebtedness of the Holder and others to the Company

            This Warrant is subject to the following terms, provisions, and conditions:

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       MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. Subject
       to the provisions hereof, this Warrant may be exercised by the Holder hereof, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "EXERCISE
       AGREEMENT"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for all of the Warrant Shares. The Warrant Shares so purchased shall be deemed to be issued to the Holder hereof, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. THE WARRANT SHARES SO PURCHASED WILL BE "RESTRICTED" AND UNREGISTERED SHARES. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder hereof within a reasonable time, not exceeding twenty (20) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Holder hereof and shall be registered in the name of such Holder.

1. PERIOD OF EXERCISE. This Warrant is exercisable at any time or from time to time on or after the date on which this Warrant is issued and before 5:00 p.m. New York City time on the second (2nd) anniversary of the date of issuance (the "EXERCISE PERIOD").

2. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

(a) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

(b) RESERVATION OF SHARES. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

(c) LISTING. The Company will secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon the automated quotation system, the OTC Bulletin Board or on any other system or exchange on which the Company shares may hereafter be listed or traded, upon which shares of Common Stock are currently listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock issuable upon the exercise of this Warrant; and the Company shall so list on such automated quotation system and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such automated quotation system.




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(d)    CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant during the exercise period. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and
       (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

(e) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets (a "change in control"). In the event of a change in control, the surviving entity may call all outstanding ("in the money") warrants upon thirty (30) days notice.

3. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant or such Warrant Shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder of this Warrant, or any tax due with respect to the resale of any Warrant Shares.

4. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

6. ANTIDILUTION PROVISIONS. After the initial issuance of this Warrant, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 6.

       In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

(a) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by


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       reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

(b) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 6, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(c) CONSOLIDATION, MERGER OR SALE. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time after the initial issuance of this Warrant, then adequate provision will be made in such transaction whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 6 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 6 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

(d) DISTRIBUTION OF ASSETS. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "DISTRIBUTION"), at any time after the initial issuance of this Warrant, then the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

(e) NOTICE OF ADJUSTMENT. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such


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       adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

(f) MINIMUM ADJUSTMENT OF EXERCISE PRICE. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(g) NO FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

(h) NO ADJUSTMENT. Notwithstanding anything in this Section 6 to the contrary, no adjustment in the number of securities purchaseable on exercise of this Warrant shall be made with respect to dilution which would result from the issuance of Common Stock pursuant to the exercise of outstanding warrants or options or warrants or options which may be granted pursuant to an incentive plan of the Company, whether qualified or nonqualified and for the benefit of employers and non-employees.

(i)    OTHER NOTICES. In case at any time:

       (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

       (ii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

       (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also




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specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto; provided, however, that the Company shall not be required to disclose any material information to the holder hereof prior to the public disclosure thereof. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i),
(ii), and (iii) above.

7.     TRANSFER, EXCHANGE, REDEMPTION AND REPLACEMENT OF WARRANT.

(a) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the Holder hereof are not transferable, in whole or in part, without the written consent of the Company, and delivery of the form of transfer attached hereto duly executed by the registered Holder hereof,

(b) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 6(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder hereof at the time of such surrender.

(c) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company (which may, in the Company's discretion require delivery of a bond), or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Warrant Holder shall pay all taxes (including securities transfer taxes) and all other expenses (including legal expenses, if any, incurred by the Holder, the Company or transferees) and charges payable in connection with the preparation, execution, and delivery of new Warrants pursuant to this Section 7(d).

(e) WARRANT REGISTER. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant and all Warrants of like term, in which the Company shall record the name and address of the person in whose name this Warrant has been issued.

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8.          REGISTRATION OF WARRANT SHARES.

(a) If the Company at any time or times proposes to register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan or any other form or type of registration in which Warrant Shares cannot be included pursuant to Commission rule or practice), the Company will give written notice to the Holder of its intention to do so and such registration shall be governed by the terms and conditions of a certain Registration Rights Agreement of even date hereof between the Holder and the Company.

(b) The Holder's right to require registration of the Warrant Shares under this Section 8, shall cease and terminate as to any particular Warrant Shares when such Warrant Shares shall have been effectively registered under the Securities Act in accordance with the Registration Rights Agreement. For purposes of this Warrant Certificate, shares of Common Stock issued hereunder shall also cease to be Warrant Shares when such shares have been sold to the public pursuant to an exemption from registration thereunder.

(c) The Company covenants that it will, so long as any Warrant Shares or Warrants exercisable for Warrant Shares remain outstanding, file all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934 and the rules and regulations promulgated by the Securities and Exchange Commission thereunder (or, if it is not required to file such reports , it will upon the request of any Holder make publicly available such information as will enable such Holder to sell such Warrant Shares without registration within the limitations of the exemptions provide by (i) Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter promulgated by the Securities Exchange Commission.

9.     NOTICES.

Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                        If to the Company:

                        FastComm Communications Corporation
                        45472 Holiday Drive, Suite Three
                        Dulles, Virginia 20166
                        Telecopy: (703) 318-4315
                        Attn: Chief Financial Officer

and if to the Holder, at such address as such Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 8. The Company may deem and treat the registered Holder of this certificate as




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the absolute owner of the Warrant Certificate for all purposes and shall not be affected by any notice to the contrary.

10. GOVERNING LAW. This Warrant Certificate shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to its conflicts of laws rules as applied to contracts made and to be performed in the Commonwealth of Virginia.

11.    MISCELLANEOUS.

(a) AMENDMENTS. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

(b) DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c) FORCE MAJEURE. Neither the Company nor the Holder hereof shall be responsible for any delay or failure to perform any part of this Warrant to the extent that such delay or failure is solely caused by fire, flood, earthquake, explosion, war, labor strike, riot, act of governmental, civil or military authority which imposes a moratorium on the performance of the specific obligation in question, failure of transfer agent, postal strike or other comparable extraordinary event beyond the Company's or Holder's control. Notice with full details of any such event shall be given to the other party as promptly as practicable after its occurrence. The affected party shall use its best efforts to minimize the effects of or end any such event so as to facilitate the resumption of full performance hereunder.

            IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized officer.

                                 FASTCOMM COMMUNICATIONS
                                 CORPORATION

                                 By:    /s/ Mark H. Rafferty
                                       --------------------------------

                                 Name:  Mark H. Rafferty
                                       -----------------
                                 Title: Vice President & Chief Financial Officer
                                       -----------------------------------------


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                           FORM OF EXERCISE AGREEMENT

         (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

            The undersigned hereby irrevocably exercises the right to purchase _____________ shares of common stock of FastComm Communications Corporation, a Virginia corporation (the "COMPANY"), evidenced by the attached Warrant Certificate, and herewith makes payment of the Exercise Price with respect to such shares, in full, all in accordance with the conditions and provisions of said Warrant.

The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

The undersigned requests that stock certificates for such shares be issued, pursuant to the Warrant in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:___________,_____



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                                                  Signature of Holder

            -------------------------------------
                                                  Name of Holder (Print)

            Address:


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                         TRANSFER OF WARRANT CERTIFICATE

For value received___________________________________________________
hereby sells, assigns and transfers unto __________________________ the rights to purchase_______ shares of common stock, $.01 par value, of FastComm Communications Corporation, which rights are represented by the within Warrant Certificate, and does hereby irrevocably constitute and appoint __________________________attorney to transfer said rights on the books of the within named Corporation, with full power of substitution in the premises.



                           ----------------------------------------


Dated:
In the Presence of

Social Security or Other identifying
Number of Assignee:
                    -----------------
Address of Assignee:
Street               -----------------
City, State and Zip Code

Approved by the Company:

By:
    -----------------------------------